Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Ka Ki WONG, the Chief Operating Officer and Chief Financial Officer of Protopia Global Holdings Inc. (the “Company”), hereby certify, that, to my knowledge:

1.	The Annual Report on Form 10-K for the year ended June 30, 2023 for the year ended June 30, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2023

/s/ Ka Ki WONG
Name:	Ka Ki WONG
Title:	Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)